EXHIBIT 10.6



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
STRAINWISE, INC.

     Shown below are the parties to, and terms of, the Company's Master Service Agreements.

                                                                     Fees changed per
            Agreement                                             Exhibit A to Agreement
----------------------------------------------------         ----------------------------------
                                                               Brand, marketing     Accounting/
Customer Name and Address       Store Name                    and administrative    Compliance
-------------------------       ----------                    ------------------   ----------



Denver Corridor, Inc.           51st Avenue Grow Facility (1)      $ 15,000         $  5,500
8468 Lewis Court
Arvada, CO 80005

Denver Corridor, Inc.           Nome Grow Facility (1)             $ 10,000         $  5,500
8468 Lewis Court
Arvada, CO 80005

Denver Corridor, Inc.           32nd Avenue Grow Facility (1)      $ 20,000         $  5,500
8468 Lewis Court
Arvada, CO 80005

5110 Race, LLC                  Bryant Street Grow Facility (1)    $ 10,000         $  5,500
5110 Race St.
Denver, CO  80216

5110 Race, LLC                  Sanctuary (2) (3)                  $  4,500         $  5,500
5110 Race St.
Denver, CO  80216

Annie's Tobacco Emporium, LLC   Annie                              $  4,500         $  2,500
135 S. Nevada St.
Central City, CO  80427

Boulder County Caregivers, LLC  Ridge                              $  4,500         $  5,500
P.O. Box 150247
Lakewood, CO  80215

Colorado Blvd. LLC              Spring                             $  4,500         $  2,500
15 Colorado Blvd.
Idaho Springs, CO  80452

Rocky Mountain Farmacy, Inc.    Retreat                            $  4,500         $  5,500
P.O. Box 150247
Lakewood, CO  80215

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Rocky Mountain Farmacy, Inc.    Shelter                            $  4,500         $  5,500
P.O. Box 150247
Lakewood, CO  80215

North Federal, LLC              Grove                              $  4,500         $  5,500
5110 Race St.
Denver, CO  80216

Western Remedies, LLC           Haven                              $  4,500         $  5,500
5110 Race St.
Denver, CO  80216


Railroad Avenue, Inc.           Range                              $  4,500         $  5,500
1350 Independence St.
Suite 300
Lakewood, CO  80215



(1) The amount the Company charges for renting the grow facility to this entity is in accordance with Exhibit A, Section 5 of the Master Service Agreement.

(2)  The Sanctuary is both a dispensary and a grow facility.

(3) Fees charged include rent to the Company for subleasing the grow facility to this entity.


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